UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       March 4, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On March 4, 2004, Applebee's International, Inc.(the "Company") issued a press release entitled " Applebee's International to Present at the Goldman Sachs Restaurant Denver Property Tour & Management Presentation 2004." The press release is included below.


                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          (913) 967-4109


                       Applebee's International to Present
                              at the Goldman Sachs
         Restaurant Denver Property Tour & Management Presentation 2004

Overland Park, Kan., March 4, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) will be presenting at the Goldman Sachs Restaurant Denver Property Tour & Management Presentation 2004 to be held in Denver, CO, on Thursday, March 11, 2004, at 9:45 a.m. Mountain Time. An audio-only webcast of the presentation
will        be        available        over        the        Internet        at
http://customer.nvglb.com/GOLD006/031104a_by/linkdefault.asp?entity=applebees and will also be available at the Investor Relations section of the company's website (www.applebees.com). The archived webcast will be available for two weeks following the presentation.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,594 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    March 4, 2004                      By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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